Keystone Quality Bond Fund (B-1)

PAGE 1
---------------------------------------------------------

Dear Shareholders:

                 The past year has been an excellent period for most investors in fixed income mutual funds, and the shareholders of the
                 Keystone Quality Bond Fund (B-1) have been able to enjoy the benefits.
                   The bond market enjoyed an extremely favorable environment, as moderate economic growth and an apparent absence of any serious inflation resulted in a period of remarkable stability, despite some fluctuations within a limited range. In fact, the
                 30-year Treasury Bond's yield fell about one-half of one
                 percent to finish the 12 month fiscal period on October 31,
                 1997 at 6.15%. While the yield, or income, of bond funds tended to go down, the prices of bonds tended to increase, giving
(Photo of        investors strong positive real returns, even after allowing for
William M.       inflation.
Ennis appears      Bond funds are designed to provide investors with more
here)            current income and greater potential protection of principal than an equity fund. Of course, they cannot be expected to
WILLIAM M.       provide the growth opportunities of an equity fund, which
ENNIS            invests primarily in stocks. Bond funds are successful when they produce steady income and relative stability of prices as they have during the past year.
  At Evergreen Funds, we believe bond funds have a place in virtually every investor's portfolio, both because of their income and because they help diversify and reduce the risk of the total portfolio of investments. During any short-term period, an undiversified portfolio of stock funds may give the appearance of a performance advantage over a diversified mix of stock, bond and international funds. Over the long term, however, proper diversification can smooth out the bumps in the market and can provide greater consistency.
  The right measure of diversification is different for each investor. This is why we encourage investors to consult with a financial advisor, who can help determine the right mix of investments for each person, given his or her objectives and risk tolerances.

UPCOMING DEVELOPMENTS
In the next few weeks and months, shareholders of Evergreen and Keystone funds will begin to notice some changes. The Evergreen Keystone Funds have become the Evergreen Funds. On October 31, 1997 Keystone America Funds adopted the name of Evergreen and in early 1998 the original Keystone Fund Family, including the Quality Bond Fund, will take the Evergreen name.
  We believe that by putting all the funds under the umbrella name of Evergreen Funds we will be creating a simpler and more cohesive image. Importantly, we expect to create substantial cost savings for shareholders as a result of consolidating prospectuses, annual reports, legal registrations and other materials. It also will be easier to find all the funds of the Evergreen Family, to which you have exchange privileges, under one heading in newspapers and electronic services.

                                 -- CONTINUED--

PAGE 2
---------------------------------------------------------
KEYSTONE QUALITY BOND FUND (B-1)

  What will not change will be our commitment to provide you with the finest investment products and shareholder services possible.
  If you have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial advisor or call Evergreen Funds at 1-800-343-2898.

Sincerely,

/s/ Bill Ennis
William M. Ennis
MANAGING DIRECTOR

PAGE 3
---------------------------------------------------------

                               A Discussion With
                               Your Fund Manager

                 (Photo of Christopher P. Conkey appears here)

   CHRISTOPHER P. CONKEY IS CHIEF INVESTMENT OFFICER OF KEYSTONE INVESTMENT MANAGEMENT COMPANY'S FIXED INCOME GROUP AND IS THE SENIOR PORTFOLIO MANAGER OF THE FUND.

Q WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST TWELVE MONTHS?

A The investment environment was favorable. The economy grew at a moderate-to-strong pace and inflation remained low. The fact that inflation has remained low, despite the economy being in the seventh year of an expansion, has created a positive backdrop for bonds. Investors respect the Federal Reserve Board's inflation-fighting policies and also have grown increasingly confident that improvements in technology, productivity and efficiency can enable the economy to grow for extended periods of time with fewer price pressures. We believe this bodes well for the longer term performance of the fixed income market.
  The federal budget deficit also continued to decline, which lowered the U.S. Treasury's need to finance debt and reduced the supply of bonds. Interest rate changes reflected this atmosphere. Although there were periods of fluctuations, interest rates moved within a clearly defined band and ended the fiscal year lower than where they stood on October 31, 1996.

Q SPECIFICALLY, HOW DID INTEREST RATES CHANGE?

A Interest rate movements experienced two distinct periods over the past twelve months. During the first half of the fiscal period, interest rates rose on investor concerns that stronger economic growth would stimulate future inflation. The Federal Reserve Board validated these concerns when they raised the federal funds rate-- the rate at which banks lend to each other-- by 0.25% in March 1997. In May 1997, however, interest rates began to fall when it appeared that economic growth had slowed and inflation would remain well contained. The yield on the benchmark 30-year U.S. Treasury bond stood at 6.64% on October 31, 1996, peaked at 7.17% in April 1997, and closed the Fund's fiscal year at 6.15% on October 31, 1997.

Q HOW WAS THE FUND'S PERFORMANCE DURING THAT TIME?

A We believe the Fund performed satisfactorily given its high quality, conservative orientation. The Fund generated a total return of 7.11% for the twelve months ended October 31, 1997. The Lehman Aggregate Bond Index, a widely recognized index of corporate, government and mortgage securities produced a return of 8.89% for the same time period. The index is comprised of an unmanaged group of bonds and does not account for the management and shareholder expenses associated with a mutual fund investment.

Q WHAT STRATEGIES DID YOU USE IN MANAGING THE FUND?

A We allocated the Fund's assets based on relative value, our outlook for capital appreciation and income. With that in mind, we emphasized bonds that would benefit from a healthy economic environment and low inflation, always maintaining a focus on income. There were several parts to this strategy. We increased the Fund's positions in U.S. Treasuries and corporate bonds.

PAGE 4
---------------------------------------------------------
KEYSTONE QUALITY BOND FUND (B-1)

The U.S. Treasuries enhanced total return when interest rates declined. In the corporate sector, we invested in the finance industry, which traditionally has performed well in a low interest rate environment.
  To maintain our focus on income, we reduced holdings in mortgage-backed securities and added to the Fund's position in asset-backed securities. This lowered the Fund's exposure to prepayment risk. Prepayments typically rise when interest rates fall, since mortgage-holders can refinance their mortgages at lower interest rates. When the old mortgage is paid off, the portfolio loses a security with an attractive coupon.
  The Fund also lowered its investments in the international sector by eliminating its position in Germany and reducing its holdings in Canada. We did this to take advantage of what we believed were greater opportunities in the U.S. market. As of October 31, 1997, the Fund's international position included Canadian government bonds and Danish mortgage-backed securities. Most of these positions were currency-hedged. However, some of the Fund's investment in Canadian bonds were held in Canadian dollars in anticipation of a more restrictive monetary policy and currency appreciation in that country.
  The Fund's average quality was AA+ as of October 31, 1997. Also as of that date, its average maturity stood at 14 years.

Q WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A Our outlook is positive. We expect a continuation of many of the favorable trends we have witnessed over the past year, including economic growth of 2.50%-3% and inflation of approximately 2%. We believe that long term interest rates will move between 6% and 7%, although they may dip below 6% for a short period of time. We also look for on-going progress regarding the federal budget. The federal deficit has been reduced significantly, to the point that the federal budget is close to generating a surplus. We think that these factors can provide a very positive atmosphere for bonds.

PAGE 5
---------------------------------------------------------

                            Growth of an Investment

(Graph appears below with the following information:)

Keystone Quality Bond Fund (B-1)

October 31, 1987 through October 31, 1997

         Initial          Dividend
        Investment      Reinvestment
              (In Thousands)
10/87    10,000            10,000
10/89    10,211            12,091
10/91    10,250            14,336
10/93    10,493            17,063
10/95     9,866            18,183
10/97     9,885            20,253

A $10,000 investment in Keystone Quality Bond Fund (B-1) made on October 31, 1987 with all distributions reinvested was worth $20,253 on October 31, 1997. Past performance is no guarantee of future results.

        The cumulative and average annual total returns with sales charge calculations reflect the deduction of the 3% contingent deferred sales charge
(CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their investment earned the returns in the lines called "w/o sales charge."
        The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.
        You may exchange your shares for another Keystone Classic fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.


(Graph appears below with the following information:)

Comparison of a change in value of a $10,000 investment in Keystone Quality Bond Fund (B-1), the Lehman Aggregate Bond Index (LABI) and the Consumer Price Index
(CPI).

October 31, 1987 through October 31, 1997


         Fund           CPI            LABI
                  (In Thousands)
10/87   10,000        10,000          10,000
10/89   12,091        10,895          12,471
10/91   14,336        11,919          15,349
10/93   17,063        12,637          18,861
10/95   18,183        13,332          21,011
10/97   20,253        14,001          24,217

Past performance is no guarantee of future results. The Lehman Aggregate Bond Index is an unmanaged market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through October 31, 1997.


HISTORICAL PERFORMANCE            AS OF OCTOBER 31, 1997
----------------------------------------------------------

CUMULATIVE TOTAL RETURN
1 year w/o sales charge                              7.11%
1 year with sales charge*                            4.11%
5 years                                             31.15%
10 years                                           102.53%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                              7.11%
1 year with sales charge*                            4.11%
5 years                                              5.57%
10 years                                             7.31%

*ADJUSTED FOR THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 3.0% FOR THOSE INVESTORS WHO SOLD FUND SHARES AFTER ONE CALENDAR YEAR.

PAGE 6
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KEYSTONE QUALITY BOND FUND (B-1)

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

 PRINCIPAL
  AMOUNT                                          VALUE
-----------------------------------------------------------

CORPORATE BONDS-- 33.3%
              BANKS-- 5.8%
$ 4,500,000   ABN AMRO Holdings N.V.,
                7.30%, 12/1/26...............  $  4,533,120
  3,500,000   Amsouth Bancorp,
                Subord. Deb.,
                6.75%, 11/1/25...............     3,569,755
  2,000,000   Mellon Bank Corp.,
                Capital II, Series B,
                8.00%, 1/15/27...............     2,105,300
                                               ------------
                                                 10,208,175
                                               ------------
              DIVERSIFIED COMPANIES-- 1.7%
  3,000,000   Philip Morris Companies, Inc.,
                Sr. Note,
                7.20%, 2/1/07 (d)............     3,069,570
                                               ------------
              FINANCE & INSURANCE-- 12.9%
  3,500,000   CIT Group Holdings Inc.,
                Note,
                6.375%, 10/1/02..............     3,514,385
  2,000,000   Commercial Credit Corp.,
                Puttable Asset Trust,
                10.00%, 5/15/09..............     2,544,880
  2,200,000   Green Tree Financial Corp.,
                Sr. Subord. Note,
                10.25%, 6/1/02...............     2,522,322
  2,200,000   Jefferson Pilot Capital Trust,
                Capital Securities, Series A,
                8.14%, 1/15/46 (c)...........     2,227,500
  5,000,000   Lehman Brothers Holdings, Inc.,
                Note,
                6.50%, 10/1/02 (d)...........     5,028,500
  1,000,000   Liberty Mutual Insurance Co.,
                Surplus Note,
                7.697%, 10/15/2097 (c).......     1,009,360
  1,300,000   MBIA, Inc.,
                Deb.,
                7.15%, 7/15/27...............     1,334,437
  3,000,000   Paine Webber Group, Inc.,
                Sr. Note,
                8.25%, 5/1/02................     3,209,880
  1,200,000   Sun Life Canada, US
                CapitalTrust,
                Capital Securities, Series 1,
                8.53%, 5/29/49 (c)...........     1,318,416
                                               ------------
                                                 22,709,680
                                               ------------
 PRINCIPAL
  AMOUNT                                          VALUE
-----------------------------------------------------------
CORPORATE BONDS-- CONTINUED
              INDUSTRIAL SPECIALTY PRODUCTS
                & SERVICES-- 5.7%
$ 2,000,000   Global Marine, Inc.,
                Note,
                7.125%, 9/1/07 (c)...........  $  2,029,063
  2,000,000   Smith International, Inc.,
                Sr. Note,
                7.00%, 9/15/07...............     2,030,860
  3,250,000   Southern Peru Ltd.,
                Secured Export Note,
                7.90%, 5/30/07 (c)...........     3,138,281
  2,500,000   Transocean Offshore, Inc.,
                Deb.,
                8.00%, 4/15/27...............     2,786,100
                                               ------------
                                                  9,984,304
                                               ------------
              RETAILING & WHOLESALE-- 1.6%
  2,750,000   Hertz Corp.,
                Sr. Note,
                7.00%, 5/1/02................     2,802,663
                                               ------------
              TRANSPORTATION-- 4.4%
  2,500,000   Atlantic Coast Airlines Corp.,
                Pass-through Certificate,
                Series 1997-1 Class 1A,
                7.20%, 1/1/14 (c)............     2,519,800
  3,000,000   Golden State Petroleum
                Transportation Corp.,
                Deb.,
                8.04%, 2/1/19 (c)............     3,182,512
  2,000,000   Norfolk Southern Corp.,
                Note,
                7.05%, 5/1/37................     2,079,920
                                               ------------
                                                  7,782,232
                                               ------------
              UTILITIES-- 1.2%
  2,000,000   Bellsouth Capital Funding
                Corp.,
                Deb.,
                7.12%, 7/15/2097.............     2,039,940
                                               ------------
              TOTAL CORPORATE BONDS
                (COST $57,116,019)...........    58,596,564
                                               ------------

PAGE 7
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

 PRINCIPAL
  AMOUNT                                          VALUE
-----------------------------------------------------------
COLLATERALIZED MORTGAGED
  OBLIGATIONS-- 22.6%
              Asset Securitization Corp.:
$ 1,416,414   Series 1996-D3 Series A3
                (Est. Mat. 2011)
                7.69%, 10/13/26 (a)..........  $  1,530,612
  1,000,000   Series 1997-D4 Class A2
                (Est. Mat. 2008)
                7.68%, 4/14/29 (a)...........     1,077,969
  1,000,000   Series 1997-D5 Series A3
                (Est. Mat. 2012)
                6.86%, 2/14/41 (a)...........     1,009,844
  1,397,653   BA Mortgage Securities, Inc.,
                Series 1997-1 Class M,
                (Est. Mat. 2009)
                7.50%, 7/25/26 (a)...........     1,423,641
    870,263   Criimi Mae Financial Corp.,
                Series 1 Class A,
                (Est. Mat. 2009)
                7.00%, 1/1/33 (a)............       863,192
  1,000,000   FFCA Secured Lending Corp.,
                Series 1997-1 Class B1,
                (Est. Mat. 2010)
                7.74%, 6/18/13 (a) (c).......     1,074,375
  1,650,000   FHLMC,
                Series 117 Class G,
                (Est. Mat. 2003)
                8.50%, 1/15/21 (a)...........     1,824,339
  2,800,000   FNMA REMIC Trust,
                Series 1993-156 Class B,
                (Est. Mat. 2003)
                6.50%, 4/25/18 (a)...........     2,791,236
  1,451,742   GE Capital Mortgage Services,
                Inc. REMIC Trust,
                Series 1994-1D Class A14,
                (Est. Mat. 2001)
                6.50%, 3/25/24 (a)...........     1,401,860
  4,000,000   Headlands Mortgage
                Securities, Inc.,
                Series 1997-2 Class AI10,
                (Est. Mat. 2008)
                7.75%, 5/25/27 (a)...........     4,090,000
  2,977,808   Independent National Mortgage
                Corp.,
                Series 1997-A Class A,
                (Est. Mat. 2005)
                7.85%, 12/26/26 (a) (c)......     3,012,871
 PRINCIPAL
  AMOUNT                                          VALUE
-----------------------------------------------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-- CONTINUED
$ 1,189,755   KS Mortgage Capital LP,
                Series 1995-1 Class A1,
                (Est. Mat. 1998)
                7.06%, 4/20/02 (a) (c).......  $  1,191,242
  2,700,000   Merrill Lynch Trust,
                Series 35 Class G,
                (Est. Mat. 2003)
                8.45%, 11/1/18 (a)...........     2,935,386
    654,264   Paine Webber Mortgage
                Acceptance Corp. IV,
                Series 1993-5 Class A3,
                (Est. Mat. 1998)
                6.88%, 6/25/08 (a)...........       654,198
  2,984,040   PNC Mortgage Securities Corp.,
                Series 1997-4 Class 2PP1,
                (Est. Mat. 2000)
                7.50%, 7/25/27 (a)...........     3,026,936
  3,500,000   Residential Accredit Loans,
                Inc.,
                Series 1996-QS4 Class AI10,
                (Est. Mat. 2006)
                7.90%, 8/25/26 (a)...........     3,653,125
  4,902,781   Residential Funding Mortgage
                Securities, Inc.,
                Series 1997-S7 Class A4,
                (Est. Mat. 2004)
                7.50%, 5/25/27 (a)...........     5,203,076
  1,500,000   Resolution Trust Corp.,
                Series 1995-1 Class A2C,
                (Est. Mat. 1999)
                7.50%, 10/25/28 (a)..........     1,526,719
  1,396,932   Ryland Acceptance Corp.,
                Series 1988-E,
                (Est. Mat. 2000)
                7.95%, 1/1/19 (a)............     1,437,093
                                               ------------
              TOTAL COLLATERALIZED MORTGAGE
                OBLIGATIONS
                (COST $38,649,259)...........    39,727,714
                                               ------------
ASSET-BACKED SECURITIES-- 16.1%
  4,500,000   CarCo Auto Loan Master Trust,
                Series 1997-1 Class A,
                6.69%, 8/15/04...............     4,564,980
  1,000,000   ContiMortgage Home Equity Loans
                Trust,
                Series 1996-4 Class A9,
                6.88%, 1/15/28...............     1,016,870

PAGE 8
---------------------------------------------------------
KEYSTONE QUALITY BOND FUND (B-1)

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

 PRINCIPAL
  AMOUNT                                          VALUE
-----------------------------------------------------------
ASSET-BACKED SECURITIES-- CONTINUED
$ 3,100,000   Corestates Home Equity Trust,
                Series 1996-1 Class A4,
                7.00%, 6/15/12...............  $  3,140,688
              Merrill Lynch Mortgage
                Investors, Inc.:
        250   Series 1991-D Class A
                9.00%, 7/15/11...............           253
  3,305,001   Series 1991-G Class B
                9.15%, 10/15/11..............     3,442,357
  1,743,754   Series 1992-B Class B
                8.50%, 4/15/12...............     1,790,069
  1,995,474   Series 1992-D Series B
                8.50%, 6/15/17...............     2,133,561
    966,654   Mid-State Trust,
                Series 6 Class A3,
                7.54%, 7/1/35................       993,807
  3,300,000   Southern Pacific Secured Assets
                Corp.,
                Series 1996-3 Class A4,
                7.60%, 10/25/27..............     3,399,000
    665,000   University Support Services,
                Inc.,
                Series 1992 Class D,
                9.07%, 11/1/07...............       667,494
  5,000,000   Western Financial Owner Trust,
                Series 1997 Class C,
                6.30%, 3/20/05...............     4,998,125
  2,100,000   World Omni Automobile Lease
                Securitization Trust,
                Series 1997-A Class A4,
                6.90%, 6/25/03...............     2,132,802
                                               ------------
              TOTAL ASSET-BACKED SECURITIES
                (COST $27,484,901)...........    28,280,006
                                               ------------
FOREIGN BONDS (NON U.S. DOLLARS)-- 9.4%
  7,100,000   Canada Government,
        CAD   8.00%, 6/1/27..................     6,409,572
              Nykredit:
 44,135,000
         DK   6.00%, 10/1/26.................     6,232,368
 27,210,000
         DK   7.00%, 10/1/29.................     3,979,369
                                               ------------
              TOTAL FOREIGN BONDS (NON U.S. DOLLARS)
              (COST $16,325,513).............    16,621,309
                                               ------------
 PRINCIPAL
  AMOUNT                                          VALUE
-----------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS-- 8.3%
$ 1,000,000   FHLB,
                Deb.,
                8.70%, 1/12/05...............  $  1,005,940
              U.S. Treasury Bonds:
  2,700,000   7.88%, 2/15/21.................     3,240,432
  1,800,000   6.50%, 11/15/26................     1,876,212
  1,500,000   6.625%, 2/15/27................     1,590,465
              U.S. Treasury Notes:
  1,000,000   6.625%, 5/15/07................     1,052,970
  3,750,000   6.625%, 4/30/02 (d)(f).........     3,873,638
  2,000,000   5.75%, 8/15/03 (d).............     1,993,440
                                               ------------
              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (COST $14,421,797).............    14,633,097
                                               ------------
MORTGAGE-BACKED SECURITIES-- 4.2%
  1,233,442   FHLMC Pool #607352,
                7.93%, 4/1/22................     1,301,281
  2,891,177   FNMA Pool #124945,
                7.82%, 1/1/31................     3,033,018
  2,971,682   FNMA Pool #303664,
                6.50%, 12/1/08...............     2,982,469
                                               ------------
              TOTAL MORTGAGE-BACKED
                SECURITIES
                (COST $7,315,300)............     7,316,768
                                               ------------
FOREIGN BONDS (U.S. DOLLARS)-- 1.7%
  (COST $3,098,550)
  3,000,000   Bayer Corp.,
                Note,
                7.13%, 10/1/15 (c)...........     3,076,950
                                               ------------

  SHARES
-----------

MUTUAL FUND SHARES-- 7.7%
  (COST $13,622,213)
 13,622,213   Navigator Prime Portfolio
                (e)..........................    13,622,213
                                               ------------

 PRINCIPAL
  AMOUNT
-----------

REPURCHASE AGREEMENT-- 4.1%
  (COST $7,179,000)
$7,179,000    Keystone Joint Repurchase
                Agreement (Investments in
                repurchase agreements in a
                joint trading account,
                purchased 10/31/97,
                maturity value $7,182,428),
                5.73%, 11/3/97 (b)...........     7,179,000
                                               ------------

TOTAL INVESTMENTS--
  (COST $185,212,552)...............    107.4%   189,053,621
OTHER ASSETS AND
  LIABILITIES-- NET.................     (7.4)   (13,141,225)
                                      --------  ------------
NET ASSETS..........................    100.0%  $175,912,396
                                      --------  ------------

PAGE 9
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

 (a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.
 (b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1997.
 (c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (d) Security on loan (see Note 3).
 (e) Represents investment of cash collateral received for securities on loan.
 (f) At October 31, 1997, $500,000 principal amount of this security was pledged to cover margin requirements for open futures contracts.

LEGEND OF PORTFOLIO ABBREVIATIONS:

CAD     Canadian Dollars
DK      Danish Kroner
FHLB    Federal Home Loan Bank
FHLMC   Federal Home Loan Mortgage Corporation
FNMA    Federal National Mortgage Association
PAC     Planned Amortization Class
REMIC   Real Estate Mortgage Investment Conduit

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Buy:
                                                                                            UNREALIZED
      EXCHANGE                                         U.S. $ VALUE AT     IN EXCHANGE    APPRECIATION/
        DATE         CONTRACTS TO RECEIVE              OCTOBER 31, 1997    FOR U.S. $     (DEPRECIATION)

---------------------------------------------------
11/26/97               4,340,000  Canadian Dollars         3,083,427        3,167,421       $  (83,994)

Forward Foreign Currency Exchange Contracts to Sell:
                     CONTRACTS TO DELIVER
                     ------------------------------
11/26/97               8,841,000  Canadian Dollars         6,281,238        6,383,854          102,616
1/14/98               26,370,000  Danish Krone             4,038,482        3,967,800          (70,682)
1/16/98               41,458,000  Danish Krone             6,349,721        6,222,122         (127,599)

FUTURES CONTRACTS-- SHORT POSITIONS

                        NUMBER                                           INITIAL CONTRACT        VALUE AT         UNREALIZED
     EXPIRATION      OF CONTRACTS                                            AMOUNT         OCTOBER 31, 1997    DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
December '97              27        U.S Treasury Bond Index                 $3,127,781          $3,056,906         $(70,875)

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
---------------------------------------------------------
KEYSTONE QUALITY BOND FUND (B-1)

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                        YEAR ENDED OCTOBER 31,
                                                                       --------------------------------------------------------
                                                                         1997        1996        1995        1994        1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF YEAR                                        $15.19      $15.42      $14.44      $16.40      $15.92
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.77        0.75        0.87        0.76        0.96
Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency related transactions                      0.27       (0.16)       1.05       (1.76)       0.66
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           1.04        0.59        1.92       (1.00)       1.62
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                                                     (0.78)      (0.76)      (0.87)      (0.76)      (0.96)
In excess of net investment income                                            0*          0       (0.05)      (0.09)      (0.18)
Tax basis return of capital                                                   0       (0.06)      (0.02)      (0.11)          0
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (0.78)      (0.82)      (0.94)      (0.96)      (1.14)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF YEAR                                              $15.45      $15.19      $15.42      $14.44      $16.40
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                                           7.11%       3.99%      13.69%      (6.27%)     10.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                           2.00%       1.95%       1.96%       1.86%       1.94%
  Total expenses excluding indirectly paid expenses                        1.98%       1.93%       1.94%         --          --
  Net investment income                                                    5.06%       5.06%       5.86%       5.05%       5.85%
PORTFOLIO TURNOVER RATE                                                     187%        231%        244%        169%        190%
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF YEAR (THOUSANDS)                                     $175,912    $228,649    $310,791    $327,276    $458,925
-------------------------------------------------------------------------------------------------------------------------------

                                                                                        YEAR ENDED OCTOBER 31,
                                                                       --------------------------------------------------------
                                                                         1992        1991        1990        1989        1988
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF YEAR                                        $15.92      $15.11      $15.85      $15.71      $15.52
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      1.04        1.08        1.11        1.21        1.19
Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency related transactions                      0.15        0.99       (0.53)       0.25        0.32
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           1.19        2.07        0.58        1.46        1.51
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                                                     (1.04)      (1.08)      (1.18)      (1.32)      (1.32)
In excess of net investment income                                        (0.15)      (0.18)      (0.14)          0           0
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (1.19)      (1.26)      (1.32)      (1.32)      (1.32)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF YEAR                                              $15.92      $15.92      $15.11      $15.85      $15.71
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                                           7.71%      14.09%       3.93%       9.82%      10.09%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                           2.01%       2.04%       1.95%       1.82%       1.64%
  Total expenses excluding indirectly paid expenses                          --          --          --          --          --
  Net investment income                                                    6.40%       6.95%       7.45%       7.61%       7.49%
PORTFOLIO TURNOVER RATE                                                     102%        158%        117%        116%        153%
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF YEAR (THOUSANDS)                                     $456,912    $453,528    $408,330    $462,425    $447,454
-------------------------------------------------------------------------------------------------------------------------------

 * Amount represents less than $0.01 per share.
(a) Excluding applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 11
---------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

------------------------------------------------------------
ASSETS
 Investments at market value (identified
   cost-- $185,212,552)                         $189,053,621
 Cash                                                    813
 Interest receivable                               2,322,602
 Receivable for investments sold                   1,779,846
 Unrealized appreciation on forward foreign
   currency exchange contracts                       102,616
 Receivable for Fund shares sold                       3,408
 Prepaid expenses and other assets                    75,035
------------------------------------------------------------
   Total assets                                  193,337,941
------------------------------------------------------------
LIABILITIES
 Payable for securities on loan                   13,622,213
 Payable for investments purchased                 1,826,556
 Payable for Fund shares redeemed                    801,366
 Payable for closed forward foreign currency
   exchange contracts                                347,185
 Unrealized depreciation on forward foreign
   currency exchange contracts                       282,275
 Dividends payable                                   251,472
 Distribution fee payable                            143,132
 Due to related parties                               96,540
 Payable for daily variation margin on open
   futures contracts                                   8,438
 Accrued expenses and other liabilities               46,368
------------------------------------------------------------
   Total liabilities                              17,425,545
------------------------------------------------------------
NET ASSETS                                      $175,912,396
------------------------------------------------------------
NET ASSETS REPRESENTED BY
 Paid-in capital                                $199,976,169
 Undistributed net investment income               1,107,351
 Accumulated net realized loss on
   investments, futures contracts and
   foreign currency related transactions         (28,759,816)
 Net unrealized appreciation on investments,
   futures contracts and foreign currency
   related transactions                            3,588,692
------------------------------------------------------------
     Total net assets                           $175,912,396
------------------------------------------------------------
NET ASSET VALUE PER SHARE
 Net assets of $175,912,396 / 11,384,227
   shares outstanding                           $      15.45
------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997

----------------------------------------------------------------
INVESTMENT INCOME
 Interest                                            $13,994,663
----------------------------------------------------------------
EXPENSES
 Distribution Plan expenses           $1,975,697
 Management fee                        1,216,412
 Transfer agent fees                     468,038
 Custodian fees                          115,238
 Professional fees                        31,600
 Trustees' fees and expenses              31,578
 Administrative services fees             30,204
 Other                                   100,131
----------------------------------------------------------------
   Total expenses                      3,968,898
 Less: Indirectly paid expenses          (30,531)
----------------------------------------------------------------
   Net expenses                                        3,938,367
----------------------------------------------------------------
 Net investment income                                10,056,296
----------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS, FUTURES
 CONTRACTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
 Net realized gain (loss) on:
   Investments                         3,621,730
   Futures contracts                     (30,566)
   Foreign currency related
   transactions                          532,981
----------------------------------------------------------------
 Net realized gain on investments,
   futures contracts and foreign
   currency related transactions                       4,124,145
----------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on:
   Investments                          (944,531)
   Futures contracts                     (70,875)
   Foreign currency related
   transactions                         (223,136)
----------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on
   investments, futures contracts
   and foreign currency related
   transactions                                       (1,238,542)
----------------------------------------------------------------
 Net realized and unrealized gain
   on investments, futures
   contracts and foreign currency
   related transactions                                2,885,603
----------------------------------------------------------------
 Net increase in net assets
   resulting from operations                         $12,941,899
----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
---------------------------------------------------------
KEYSTONE QUALITY BOND FUND (B-1)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED OCTOBER 31,
                                                                                          ----------------------------
                                                                                              1997            1996
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                                                                   $ 10,056,296    $ 13,390,061
  Net realized gain (loss) on investments, futures contracts and foreign currency
     related transactions                                                                    4,124,145      (2,183,664)
  Net change in unrealized appreciation (depreciation) on investments, futures
     contracts and foreign currency related transactions                                    (1,238,542)     (1,936,653)
----------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                   12,941,899       9,269,744
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                    (10,056,296)    (13,289,851)
  In excess of net investment income                                                           (55,190)              0
  Tax basis return of capital                                                                        0        (950,184)
----------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                                   (10,111,486)    (14,240,035)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                                 18,804,950      44,210,094
  Proceeds from reinvestment of distributions                                                6,282,826       8,789,681
  Payments for shares redeemed                                                             (80,654,952)   (130,171,813)
----------------------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from capital share transactions                  (55,567,176)    (77,172,038)
----------------------------------------------------------------------------------------------------------------------
       Total decrease in net assets                                                        (52,736,763)    (82,142,329)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of year                                                                        228,649,159     310,791,488
----------------------------------------------------------------------------------------------------------------------
  End of year [including undistributed net investment income (accumulated distributions in excess of net investment income) as follows:
     1997-- $1,107,351 and 1996-- ($399,985)]                                             $175,912,396    $228,649,159
----------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 13
---------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Quality Bond Fund (B-1) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Corporate bonds, other fixed income securities, mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. REVERSE REPURCHASE AGREEMENTS

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FUTURES CONTRACTS

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.
  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.
  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the

PAGE 14
---------------------------------------------------------
KEYSTONE QUALITY BOND FUND (B-1)

other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and is included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. SECURITIES LENDING

In order to generate income and to offset expenses, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. The Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 15% of the Fund's total assets and will be collateralized at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the collateral in portfolio securities, thereby increasing its return. The Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect the Fund and its investors. The Fund may pay reasonable fees in connection with such loans.

H. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

I. FEDERAL TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no

PAGE 15
---------------------------------------------------------

provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

J. DISTRIBUTIONS

Distributions from net investment income for the Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) and foreign currency related transactions for income tax and financial statement purposes.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Restatement of Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                  YEAR ENDED OCTOBER 31,
                                --------------------------
                                   1997           1996
----------------------------------------------------------
Shares sold                       1,241,127      2,902,677
Shares issued in
  reinvestment of
  distributions                     416,030        581,588
Shares redeemed                  (5,328,677)    (8,577,419)
----------------------------------------------------------
Net decrease                     (3,671,520)    (5,093,154)
----------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October 31, 1997:

                              COST OF         PROCEEDS
                             PURCHASES       FROM SALES
--------------------------------------------------------
Non-U.S. Government         $227,394,435    $255,649,047
U.S. Government              131,915,654     161,876,014

  The Fund loaned securities during the year ended October 31, 1997 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At October 31, 1997, the value of such securities on loan and the value of collateral amounted to $13,300,300 and $13,622,213, respectively. During the year ended October 31, 1997, the Fund earned $1,628 in income from securities lending transactions. On October 31, 1997, the following securities were on loan:

                                               PRINCIPAL
SECURITY                                         AMOUNT
--------------------------------------------   ----------
Lehman Brothers Holdings, Inc.                 $5,000,000
Philip Morris Companies, Inc.                   2,855,000
U.S. Treasury Note 5.75%, 8/15/03               2,000,000
U.S. Treasury Note 6.625%, 4/30/02              3,250,000

  The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1997 was $4,321,935 at a weighted average interest rate of 4.59%. The maximum amount of borrowing outstanding during the year ended October 31, 1997 was $11,290,271 (including accrued interest). During the year ended October 31, 1997 the Fund paid $13,787 in interest expense. This amount is included in interest income.
  On October 31, 1997, the cost of investments for federal income tax purposes was $185,364,933, gross unrealized appreciation of investments was $3,975,151 and gross unrealized depreciation of investments was $286,463, resulting in net unrealized appreciation of $3,688,688 for income tax purposes.
  As of October 31, 1997, the Fund had a capital loss carryover for federal income tax purposes of approximately $28,334,000 which expires as follows:
$20,089,000-- 2002; $6,153,000-- 2003 and $2,092,000-- 2004.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI") (formerly, Evergreen Keystone Distributor, Inc.), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to the Fund.

PAGE 16
---------------------------------------------------------
KEYSTONE QUALITY BOND FUND (B-1)

  The Fund has adopted a Distribution Plan (the "Plan") as allowed by Rule 12b-1 of the 1940 Act. The Plan permits the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other service. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses". Under the Plan, the Fund currently pays a distribution fee which may not exceed 1.00% of the average daily net assets of the Fund, of which 0.75% is used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EDI may continue as compensation for services which had been provided while the Plan was in effect.
  EDI intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. The Fund may reimburse EDI for such excess amounts in later years with annual interest at prime plus 1%. EDI intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that payment thereof would be within permitted limits.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Keystone, a subsidiary of First Union Corporation ("First Union"), serves as the investment adviser and manager to the Fund. In return, Keystone is paid a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI") served as investment manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  Effective January 1, 1997, BISYS became the sub-administrator to the Fund. This service is paid by Keystone and is not a Fund expense. As sub-administrator, BISYS provides the officers of the Fund.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.
  Evergreen Service Company (formerly, Evergreen Keystone Service Company), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 17
---------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE QUALITY BOND FUND (B-1)

We have audited the accompanying statement of assets and liabilities of Keystone Quality Bond Fund (B-1), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Quality Bond Fund (B-1) as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
November 26, 1997

PAGE 18
---------------------------------------------------------

FEDERAL TAX STATUS-- FISCAL 1997-- DISTRIBUTIONS (UNAUDITED)

During the fiscal year ended October 31, 1997, distributions of $0.78 per share were paid in shares or cash. The dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts and are not eligible for the corporate dividend received deduction.

  In January 1998, you will receive complete information on the distributions paid during the calendar year 1997 to help in completing your federal tax return.

                      (This Page Left Blank Intentionally)

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Funds, contact your financial advisor or call Evergreen Funds.

       NOT
      FDIC         MAY LOSE VALUE
     INSURED       NO BANK GUARANTEE

EVERGREEN DISTRIBUTOR, INC.

Evergreen is a Service Mark of Evergreen
Investment Services, Inc. Copyright 1997.

542306                    (Recycle logo)

                                    KEYSTONE

                              (Photo appears here)

                                     QUALITY
                                      BOND
                                   FUND (B-1)

                      (Evergreen Funds logo appears here)
                              Evergreens Funds(SM)
                                   SINCE 1932

                                 ANNUAL REPORT
                                OCTOBER 31, 1997